                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) SEPTEMBER 21, 2004


  AMERICAN EXPRESS              AMERICAN EXPRESS              AMERICAN EXPRESS
    RECEIVABLES                   RECEIVABLES                   RECEIVABLES
     FINANCING                     FINANCING                     FINANCING
   CORPORATION II              CORPORATION III LLC           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE      13-3854638   333-113579-03  DELAWARE      20-0942395   333-113579-02    DELAWARE       20-0942445    333-113579-01
  (State or       (I.R.S.     (Commission   (State or       (I.R.S.     (Commission     (State or       (I.R.S.       (Commission
    Other         Employer    File Number)    Other        Employer     File Number)      Other         Employer      File Number)
Jurisdiction  Identification               Jurisdiction Identification                 Jurisdiction  Identification
     of           Number)                      of          Number)                         of            Number)
Incorporation                              Incorporation                              Incorporation
     or                                        or                                          or
Organization)                              Organization)                              Organization)

       200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
           MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068
                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On September 21, 2004, the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, relating to the American Express Credit Account Master Trust was amended to decertificate the Transferors' Interests. The amendment is attached hereto as Exhibit 4.1.

               On September 23, 2004, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2004-5 Supplement, dated as of September 23, 2004. The Series Supplement is attached hereto as Exhibit 4.2.

               On September 23, 2004, American Express Credit Account Master Trust issued its $835,000,000 Class A Floating Rate Asset Backed Certificates, Series 2004-5 and $75,000,000 Class B Floating Rate Asset Backed Certificates, Series 2004-5 (the "SERIES 2004-5 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

               Exhibit 4.1 Second Amendment to the Pooling and Servicing Agreement, dated as of September 21, 2004.

               Exhibit 4.2 Series 2004-5 Supplement, dated as of September 23, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION II,
                                             as originator of the Trust and
                                             Co-Registrant and as Transferor on
                                             behalf of the Trust as
                                             Co-Registrant


                                             By:    /s/ David L. Yowan
                                                   ----------------------------
                                             Name:  David L. Yowan
                                             Title: President

                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION III LLC,
                                             as originator of the Trust and
                                             Co-Registrant and as Transferor on
                                             behalf of the Trust as
                                             Co-Registrant


                                             By:  /s/ Traci. L. Memmott
                                                 ------------------------------
                                             Name:  Traci L. Memmott
                                             Title: Vice President and Treasurer

                                             AMERICAN EXPRESS RECEIVABLES
                                             FINANCING CORPORATION IV LLC,
                                             as originator of the Trust and
                                             Co-Registrant and as Transferor on
                                             behalf of the Trust as
                                             Co-Registrant


                                             By:  /s/ Robert C. Radle
                                                 ------------------------------
                                             Name:  Robert C. Radle
                                             Title: President

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 4.1 Second Amendment to the Pooling and Servicing Agreement, dated as of September 21, 2004.

Exhibit 4.2 Series 2004-5 Supplement, dated as of September 23, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.